UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 27, 2011 (May 26, 2011)

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751
(Address of Principal Executive Offices, including zip code)

(315) 926-8100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On May 26, 2011, Seneca Foods Corporation (the “Corporation”) issued a press release on its financial results for the fourth quarter and year ended March 31, 2011 furnished as Exhibit 99.1, attached hereto.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2011, Directors Robert T. Brady and G. Brymer Humphreys informed the Corporation that they were retiring from the Board of Directors and will not stand for reelection after their terms expire on August 4, 2011.  Neither director has expressed any disagreement with the Company under Item 5.02(a) of Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1	Press Release dated May 26, 2011, announcing Seneca Foods Corporation's results of operations for the quarter and year ended March 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      May 27, 2011

SENECA FOODS CORPORATION

By: /s/Kraig H. Kayser
Kraig H. Kayser
President and Chief Executive Officer